Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
MEDICARE PART B PHARMACY AND MEDICAL SUPPLIES
PROVIDER AND SERVICES AGREEMENT
THIS MEDICARE PART B PHARMACY AND MEDICAL SUPPLIES PROVIDER AND SERVICES AGREEMENT (the “Agreement”) is entered into as of this 11th day of December, 2008 (the “Effective Date”) by and between Express Scripts, Inc. (“ESI”), having a principal place of business at One Express Way, St. Louis, Missouri 63121 and United States Pharmaceutical Group, LLC dba NationsHealth (collectively, “NationsHealth”), having a principal place of business at 13630 NW 8th Street, Suite 210, Sunrise, FL 33325.
RECITALS
WHEREAS, ESI administers Medicare Part B Sponsor Programs for its Plan Sponsors (as defined in Section 1.19 and 1.24 of this Agreement, respectively), which programs include claims administration and other pharmacy benefit management services; and
WHEREAS, in order to fulfill its service obligation to its Plan Sponsors, ESI maintains a variety of services relating to the delivery of pharmacy benefits and prescription services; and
WHEREAS, ESI desires to offer to its Plan Sponsors certain Medicare Part B (as defined in Section 1.15) services, including coordination of care, fulfillment and reimbursement services, for specific Medicare Part B Program Drugs and/or Supplies (as defined in Section 1.17); and
WHEREAS, NationsHealth performs, among other things, some of the Medicare Part B services that ESI desires to provide to its Plan Sponsors; and
WHEREAS, ESI desires for NationsHealth to provide to ESI, and NationsHealth desires to provide to ESI, the Medicare Part B services required by ESI as set forth in this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ESI and NationsHealth hereby agree as follows:
TERMS AND CONDITIONS
1. DEFINITIONS. As used in this Agreement, each of the following terms (and the plural thereof, when appropriate) shall have the meaning set forth herein, except where the context makes it clear that such meaning is not intended:
1.1 “Affiliate” means, as to either party: (a) any division of a party other than the division(s) with direct responsibility for carrying out the party’s obligations under this Agreement, and (b) any corporation or other entity which, directly or indirectly, through one or more intermediaries, controls (i.e., possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract, or otherwise), is controlled by, or is under common control with such party.
1.2 “Business Day(s)” means all days except national holidays observed by NationsHealth in the ordinary course of its business. All references to “day(s)” are to calendar days unless Business Day(s) is specified.
1.3 “CMS” means the Centers for Medicare and Medicaid Services or any successor agency with the authority to administer the Medicare Part B program.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
1.4 “Copayment/Coinsurance” means that portion of the total charge for each prescription drug or supply, including Medicare Part B Program Drugs and/or Supplies, that an Eligible Member is required to pay to NationsHealth or to the NationsHealth Pharmacies pursuant to such individual’s coverage under Medicare Part B and such individual’s Medicare Part B Sponsor Program and the provisions of Section 3.6 of this Agreement.
1.5 “DAW Code” means the “dispense as written” codes as developed by the NCPDP, as it may be revised from time to time.
1.6 “Deductible” means the specified dollar amount that an Eligible Member must pay each calendar or contract year before Medicare Part B begins to make payments on eligible Medicare Part B Program Drugs and/or Supplies.
1.7 “Disclosing Party” means that party that discloses Confidential Information to the Receiving Party (as defined in Section 1.29) as further described in Section 8 of this Agreement.
1.8 “Electronic Channel” shall have the meaning ascribed to it in Section 6.3 of this Agreement.
1.9 “Eligibility Files” shall have the meaning ascribed to it in Section 3.3(a) of this Agreement.
1.10 “Eligible Member” means an individual eligible to receive prescription benefit management services under the terms of an agreement entered into by that individual’s Plan Sponsor and ESI, who is eligible to receive services under Medicare Part B and who is eligible to receive services under such individual’s Medicare Part B Sponsor Program.
1.11 “EOB” means explanation of benefits received from CMS or other third party payor.
1.12 “ESI Medicare Part B Program” means the Medicare Part B program offered to Plan Sponsors by ESI, including certain services such as fulfillment, other payor source coordination, reporting and reimbursement coordination services.
1.13 “ESI Member” means any individual, including an Eligible Member, that was introduced to NationsHealth by or through ESI or a Plan Sponsor, that utilizes NationsHealth for the provision of Services (as defined in Section 1.30) hereunder to which NationsHealth has not dispensed any drugs or supplies in the immediately preceding [* * *] period prior to the date on which NationsHealth receives: an Eligibility File containing such individual’s name and other identifying information from ESI; a Prescription Request or Supply Order from ESI or identifying information from an Eligible Member or any other source, such as the Eligible Member’s name, a Prescription Request or Supply Order.
1.14 “Identification Card” means the printed identification card issued to or obtained online by the Eligible Member pursuant to the applicable Medicare Part B Sponsor Program.
1.15 “Medicare Part B” means the optional government health insurance program for the aged and some disabled persons, which covers doctors’ services, outpatient hospital care, and other medical services that are medically necessary, and in some cases preventative, which Medicare Part A does not cover.
1.16 “Medicare Part B Program Drug(s)” means the drugs set forth in Exhibit B, attached hereto and incorporated herein by this reference, which are reimbursable by CMS under Medicare Part B and provided to Eligible Members under the Medicare Part B Sponsor Program. ESI and NationsHealth may mutually agree in writing to modify, amend, delete or add to the Medicare Part B Program Drugs list set forth in Exhibit B.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
1.17 “Medicare Part B Program Drugs and/or Supplies” means Medicare Part B Program Drugs and/or Medicare Part B Program Supplies.
1.18 “Medicare Part B Program Supplies” means the supplies, including blood glucose monitoring systems and other durable medical equipment set forth in Exhibit B, which are reimbursable by CMS under Medicare Part B and provided to Eligible Members under the Medicare Part B Sponsor Program. ESI and NationsHealth may mutually agree in writing to modify, amend, delete or add to the Medicare Part B Program Supplies list set forth in Exhibit B.
1.19 “Medicare Part B Sponsor Program(s)” means any group or individual plan, policy, agreement or other arrangement sponsored or issued by a Plan Sponsor and administered by ESI pursuant to an agreement between the Sponsor and ESI, which includes pharmacy services and supplies or benefits related to utilization of Medicare Part B Program Drugs and/or Supplies under Medicare Part B provided to Eligible Members.
1.20 “Medicare Part D” means the voluntary federal program to subsidize the costs of prescription drugs for Medicare beneficiaries, enacted as part of the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, 42 C.F.R. § 423.1 et seq. (the “MMA”), as further described in the MMA and any and all rules, regulations and official guidance promulgated by CMS in the implementation of the Act and the prescription drug benefit.
1.21 “NCPDP” means the National Council for Prescription Drug Programs.
1.22 “NationsHealth Pharmacy” means a pharmacy or other Medicare Part B provider listed on Exhibit C, attached hereto and incorporated herein by this reference, that provides the Medicare Part B Program Drugs and/or Supplies set forth in Exhibit B, which is owned by NationsHealth, operating under a name and logo owned by NationsHealth, and located in a state whose rules and statutes allow for the implementation of this Agreement. The NationsHealth Pharmacy(ies) also operates as an intake and dispensing center for Medicare Part B Program Supplies.
1.23 “Operation Guide” means the written guide containing the interface specifications and describing the practices, rules, operational requirements and policies and procedures established by ESI for the ESI Medicare Part B Program, necessary for the implementation of the Services provided hereunder, which is more fully described in Section 6. [* * *]
1.24 “Plan Sponsor” means any health maintenance organization (HMO), insurance company, employer or other organization having some financial responsibility for the payment of Medicare Part B Program Drugs and/or Supplies provided to Eligible Members under a Medicare Part B Sponsor Program and Medicare Part B for which ESI has directly or indirectly agreed to provide pharmacy benefit management and related services, and which is designated by ESI, in its sole discretion, for inclusion in the ESI Medicare Part B Program under this Agreement.
1.25 “Plan Sponsor Formulary” means the list of Medicare Part B Program Drugs and/or Supplies for which a Plan Sponsor provides secondary coverage under its Medicare Part B Sponsor Program, if such list does not include all Medicare Part B Program Drugs and/or Supplies.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
1.26 “Prescription Request” means a request to fill a prescription that is for a Medicare Part B Program Drug that may be eligible for reimbursement under Medicare Part B and/or a Medicare Part B Sponsor Program.
1.27 “Provider Certification” means the information form set forth in Exhibit D, attached hereto and incorporated herein by this reference, and completed by NationsHealth (and each of the NationsHealth Pharmacies) prior to the Effective Date of this Agreement and updated by NationsHealth (and the NationsHealth Pharmacies, as applicable) as information therein changes as more specifically described in Section 3.1(d) of this Agreement.
1.28 “Provider Manual” shall mean the written handbook describing the practices, rules, operational requirements and policies and procedures established by ESI for its providers, including regarding their provision of services to Eligible Members. It shall be NationsHealth’s responsibility to check for any updates to the Provider Manual. The Provider Manual may be revised from time to time by ESI in its sole discretion. ESI’s Provider Manual may be obtained at: https://pharmacy.express-scripts.com/esi_pharmacy/portal_index.
1.29 “Receiving Party” means the party that receives Confidential Information from the Disclosing Party as further described in Section 8 of this Agreement.
1.30 “Services” means the services provided by NationsHealth as set forth in Section 3 of this Agreement and further described in the Operation Guide.
1.31 “Supply Order” means an order that is for Medicare Part B Program Supplies that may be eligible for reimbursement under Medicare Part B and/or a Medicare Part B Sponsor Program.
1.32 [* * *]
2. RESPONSIBILITIES OF ESI.
2.1 Informing Plan Sponsors. ESI may inform those Plan Sponsors, which ESI determines would benefit from utilizing ESI’s Medicare Part B Program, that it utilizes NationsHealth to provide Medicare Part B services under the ESI Medicare Part B Program. For purposes of this Section 2.1, the term “inform” may include the following activities: (a) [* * *]
2.2 Additional Services Provided by ESI. ESI shall be responsible for providing the following to NationsHealth:
[* * *]
2.3 Formulary Oversight. [* * *]
3. SERVICES PROVIDED BY AND RESPONSIBILITIES OF NATIONSHEALTH.
3.1 Generally; Covered Product List and Competitive Bidding; Regulatory Compliance; Credentialing and Recredentialing.
(a) Generally. NationsHealth shall provide to ESI the Services described and set forth in Section 3 of this Agreement, which are necessary for ESI to implement the ESI Medicare Part B Program. Such Services shall be provided in accordance with the specifications, conditions and time periods set forth in this Agreement, including in the Exhibits appended hereto and in a professional manner in compliance with the highest industry standards, care, skill, and diligence. Accordingly, NationsHealth shall, and shall cause the NationsHealth Pharmacies to, provide
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
Services hereunder, including the dispensing of Medicare Part B Program Drugs and/or Supplies: (i) under the supervision of a licensed pharmacist (in the case of Medicare Part B Program Drugs); (ii) in accordance with all applicable laws, rules and regulations; (iii) in accordance with the applicable Medicare Part B Sponsor Program and Plan Sponsor Requirements, if any; (iv) in accordance with ESI’s on-line messaging that such NationsHealth Pharmacy receives from ESI; and (v) in accordance with this Agreement, the Provider Manual, the Operation Guide, any applicable quality assurance program(s), and any ESI policy and procedure. Without limiting the generality of the foregoing, NationsHealth shall, and shall cause the NationsHealth Pharmacies and its and their employees, independent contractors and agents who perform Services hereunder, to perform such Services in accordance with the highest professional standards prevailing in the community at the time such Services are rendered, not engage in any conduct that would jeopardize the health, welfare or safety of any Eligible Member, and at all times use and employ such individual’s best efforts and skills, and exercise such individual’s professional judgment in the rendering of Services hereunder. In furtherance of the foregoing, ESI shall have no responsibility for determining the suitability of any Medicare Part B Program Drug and/or Supply for use by any Eligible Member, including, without limitation, any drug-allergy, drug-drug or other adverse drug reaction likelihood or possibility, all of which responsibility will be retained and discharged solely by NationsHealth. [* * *] NationsHealth shall obtain the information from ESI by accessing ESI’s online claims adjudication system and Eligibility Files. The parties agree to develop a mutually acceptable process for accessing such information. The relationship between NationsHealth and any Eligible Member is that of medical equipment and/or pharmaceutical provider and patient. Nothing in this Agreement shall be construed to require NationsHealth to provide any Services if, in NationsHealth’s professional judgment, such Service should not be provided. Notwithstanding the provisions of Section 3.10 (Non-Discrimination), nothing in this Agreement shall limit NationsHealth pharmacists’ right to communicate freely with Eligible Members, including the right to inform Eligible Members of Services which the NationsHealth pharmacist believes are appropriate or necessary and are included in the scope of this Agreement.
(b) Covered Product List and Competitive Bidding. [* * *]
(c) Regulatory Compliance. NationsHealth shall be responsible for ensuring CMS regulatory compliance as it pertains to the Services it provides hereunder.
(d) Credentialing and Recredentialing.
(1) Generally. NationsHealth and the NationsHealth Pharmacies shall be eligible to provide services hereunder, including dispensing Covered Medications, only upon satisfaction of any credentialing and/or recredentialing and additional requirements imposed by ESI, including, subject to subsection 3.1(d)(2), the prompt completion of, and the provision of prompt written notice with any updates to, the Provider Certification.
(2) Delegation. NationsHealth shall cause a representative of each NationsHealth Pharmacy to complete and return to NationsHealth, who will promptly return to ESI, all credentialing and recredentialing materials required by ESI from time to time, including the provider Certification set forth in Exhibit D. [* * *] Notwithstanding any of the foregoing, NationsHealth shall maintain such credentialing/recredentialing information in a readily retrievable format. Subject to all other conditions of acceptance, the parties acknowledge and agree that no NationsHealth Pharmacy shall be able to participate in any ESI network until such Provider Certification form or Exhibit E, as applicable, is received, accepted and approved by ESI. NationsHealth shall be required to obtain up-to-date information on each NationsHealth Pharmacy and must update the Provider Certification [* * *] by: (i) requesting that each NationsHealth Pharmacy complete a new Provider Certification and remit the same to NationsHealth, who will forward the same to ESI; [* * *]. Notwithstanding the immediately preceding sentence, in the event there is any change to the information contained in the Provider Certification relating to NationsHealth or any NationsHealth Pharmacy, NationsHealth shall provide prompt written notice of such change(s) to ESI. [* * *] In the event NationsHealth is responsible for maintaining credentialing and recredentialing information, including the Provider Certifications or the information contained therein, NationsHealth acknowledges and agrees to provide a copy of the same to ESI [* * *] of any request made by ESI.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
(3) New Pharmacy Locations Added. Notwithstanding the foregoing, as new NationsHealth Pharmacies are added to NationsHealth (vis-à-vis, an updated Exhibit C), the parties acknowledge and agree that a location shall not be considered participating under this Agreement until ESI has received written notice in substantially the same form as the notice set forth in Exhibit F, attached hereto and incorporated herein by this reference, from NationsHealth that a new location has been added, it has received the NationsHealth Pharmacy’s Provider Certification (or the equivalent information) and the representations and warranties in Exhibit E are applicable to such new location and ESI has accepted and approved such NationsHealth Pharmacy for participation.
(4) Failure to Comply. In the event NationsHealth fails to promptly complete or at any time provide prompt updated information to the Provider Certification or fails to comply with any other credentialing/recredentialing requirements required by ESI from time to time, such failure shall constitute a breach of this Agreement and ESI may terminate NationsHealth or any NationsHealth Pharmacy in accordance with the provisions of Section 5.2(b) of this Agreement. For purposes of this Section 3.1(d), “prompt” and “promptly” shall mean: (i) with respect to initial credentialing, prior to the Effective Date of this Agreement; and (ii) with respect to recredentialing or any notification that information has changed, within [* * *] of the request for recredentialing or any change in information.
3.2 Receipt and Verification of Prescription Request or Supply Order. Subject to the verification of eligibility as described in Section 3.3, [* * *]. NationsHealth further agrees that: [* * *] and (iii) it shall be solely responsible for the accuracy of any such prescription or supply authorization and the dispensing thereof by NationsHealth.
3.3 Verification of Coverage and Eligibility; Determination of Coverage Under Medicare Part B.
(a) Eligibility Files and Initial Eligibility Check. ESI shall provide to NationsHealth Plan Sponsor eligibility files as set forth in greater detail in the Operation Guide (the “Eligibility Files”). [* * *]
(b) Determination of Coverage under Medicare Part B. Subject to the provisions of Section 3.3(a), upon receipt of a Prescription Request or Supply Order, or a call or other contact from an Eligible Member, NationsHealth shall require each Eligible Member requesting Medicare Part B Program Drugs and/or Supplies to present the information on such individual’s Identification Card. The NationsHealth Pharmacy shall take such other reasonable steps to determine that the presenter of the information on the Eligible Member’s Identification Card is: (i) the Eligible Member or such Eligible Member’s covered dependent; and (ii) check the Eligibility Files to determine that such individual is eligible for benefits under Medicare Part B. [* * *]
3.4 Dispensing; When Additional Information is Necessary; Commingling of Medicare Part B and Medicare Part D and Plan Sponsor Formulary Deviations; Special Handling; Education Outreach.
(a) Dispensing. Upon receipt of a Prescription Request or Supply Order, NationsHealth shall have [* * *] to process and dispense such Prescription Request and/or Supply Order.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
(b) Additional Information Necessary To Complete A Request. In the event NationsHealth requires additional information necessary to complete the Prescription Request and/or Supply Order, it shall request the information needed from the appropriate individual or entity.
(c) [* * *]
(d) Special Handling and Delivery. NationsHealth agrees and acknowledges that the delivery of Medicare Part B Drugs and/or Supplies may require special handling, e.g. refrigeration, oversized shipping, etc. NationsHealth shall use its best efforts to adhere to any such special handling instructions and/or requirements. NationsHealth shall ensure delivery of each dispensed Prescription Request and Supply Order and will track the delivery thereof to the Eligible Member in accordance with all applicable laws, rules and regulations, including the Medicare Part B rules and regulations. NationsHealth acknowledges and agrees that Plan Sponsors may have preferences for shipping carriers used by NationsHealth (i.e., use or non-use of a specific carrier) to deliver Prescription Requests and Supply Orders and shall abide by such preferences, which shall be communicated to NationsHealth by ESI as applicable.
(e) [* * *]
3.5 Claims Submission and Processing When Secondary Coverage; Coordination of Benefits.
(a) Generally. Subject to the coordination of benefits requirements contained in Section 3.5(b) of this Agreement, NationsHealth agrees that it shall not, and shall cause the NationsHealth Pharmacies to not, submit a claim to ESI until it has preliminarily determined that the individual requesting the Medicare Part B Program Drugs and/or Supplies is eligible for Medicare Part B benefits, is eligible for benefits under the Medicare Part B Sponsor Program and that the Prescription Request or Supply Order presented is valid and issued in accordance with applicable laws, rules and regulations and accepted and verified by NationsHealth as described in Section 3.2 of this Agreement. ESI shall have the right to reverse any claim submitted by NationsHealth and offset such amount owed against any amount owing to NationsHealth by ESI for any claim improperly submitted by NationsHealth wherein NationsHealth or the NationsHealth Pharmacy failed to correctly check an individual’s eligibility for Medicare Part B benefits under the Medicare Part B Sponsor Program or verify that the Prescription Request or Supply Order was issued in accordance with applicable laws, rules and regulations as described in Section 3.2 of this Agreement.
(b) Submission and Coordination of Benefits. Subject to the requirements of Section 3.6 of this Agreement, claims shall be submitted only for Eligible Members in accordance with the remainder of this Subsection 3.5(b), the Provider Manual and the Operation Guide. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, [* * *] Claims submission shall include the specific information set forth in the Provider Manual and any additional information required by ESI necessary for ESI to process the claim. If a claim cannot be transmitted [* * *] as set forth in the Provider Manual for any reason, the NationsHealth Pharmacy shall make reasonable attempts to retransmit the claim. If such retransmissions fail, the NationsHealth Pharmacy shall follow the procedures for transmission failures contained in the Provider Manual. NationsHealth shall provide to ESI, at a minimum, all Prescription Request and/or Supply Order and reimbursement information necessary for ESI to adjudicate the secondary coverage. Once known by ESI, ESI will notify NationsHealth of the amount of secondary coverage payable by Plan Sponsor and will remit such amount to NationsHealth in accordance with the provisions set forth in Exhibit G of this Agreement. [* * *]
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
(c) Reversals for Returns. Any claims that were approved for payment by ESI and then returned by the Eligible Member, in whole or in part, shall be reported to ESI [* * *]. Unless a shorter time period is required by a Plan Sponsor or law (and then in accordance with such Plan Sponsor’s requirements or the law), NationsHealth shall process returns received on a [* * *] basis and reconcile such returns within [* * *] of the return received date. NationsHealth will submit a reconciliation report along with a refund check for the returned claims which were paid by ESI within [* * *] of the return received date. In the event NationsHealth fails to remit the refund check to ESI or there is a discrepancy regarding the amount due to ESI, ESI may offset such amounts owed to ESI against amounts owed or owing to NationsHealth.
(d) Cooperation. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, cooperate with ESI and to provide any information reasonably requested by ESI in order to verify any information submitted with a claim necessary to pay the claim.
3.6 Collection of Deductibles, Copayments and Shipping Charges; Reimbursement from Medicare Part B Carrier; Member Hold-Harmless; Violation.
(a) Deductibles and Copayments; Shipping Charges. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, use its best efforts to collect from each Eligible Member: (i) such individual’s Deductible, if applicable, as indicated by the individual’s Medicare Part B carrier; and (ii) the applicable Copayment indicated by ESI [* * *] as a result of the submission by NationsHealth of the coordination of benefit claim, in accordance with the Provider Manual. Deductibles and Copayments may not be waived or discounted except as permitted by law. Unless directed by ESI in writing and in accordance with applicable law, NationsHealth shall not collect any greater amount or any other taxes, fees, surcharges or compensation from any Eligible Member for any Medicare Part B Program Drugs and/or Supplies or related services provided in connection therewith. [* * *] In no event will ESI be liable for any Deductible, Copayment or shipping charges, unless such Deductible, Copayment or shipping charge is covered by the Plan Sponsor as a result of the coordination of benefits.
(b) Reimbursement from Medicare Part B Carrier. NationsHealth shall use its best efforts to seek reimbursement from the appropriate Medicare Part B carrier (the “Carrier”) for such Medicare Part B Program Drugs and/or Supplies dispensed by NationsHealth under this Agreement. Consequently, NationsHealth shall submit primary claims to the Carrier within [* * *] of dispensing the Medicare Part B Program Drugs and/or Supplies. In connection with the Services, only after determining that an individual is a Medicare Part B beneficiary and an Eligible Member shall NationsHealth generate and submit a CMS 1500 form or the electronic equivalent, and any other form necessary, to receive reimbursement from the Carrier under Medicare Part B. [* * *] NationsHealth agrees that if a Carrier does not approve the claim because the claim submission was incomplete, NationsHealth will resubmit the claim with the complete and/or correct information. With respect to claims submitted to CMS for reimbursement under Medicare Part B that are appealed and therefore, go through the Medicare claims appeal process, the parties agree to work in good faith with the applicable Plan Sponsor so that the claim may be submitted [* * *]. Notwithstanding the foregoing, in the event that ESI denies a claim for timely filing or any other reason, NationsHealth shall be permitted to submit the claim to the secondary or tertiary insurance.
(c) [* * *]
(d) Violation. In the event ESI determines that NationsHealth (or any NationsHealth Pharmacy) has violated any portion of this Section 3.6 by inappropriately collecting amounts to which it is not entitled, then ESI shall have the right to offset such inappropriate amounts collected against any amounts owed to NationsHealth by ESI.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
3.7 Maintenance of Shipping Log. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, maintain a shipping log (or other evidence specifically approved in writing by ESI), which at a minimum is incompliance with CMS guidelines. The shipping log will include entries documenting the shipment and proof of delivery of each Medicare Part B Program Drug and/or Supply dispensed to Eligible Members. Since the Medicare Part B Program Drug(s) and/or Supplies are mailed or shipped to the Eligible Member, NationsHealth must obtain from the delivery carrier, and maintain verification of (if not maintained in written format, then in a format that is readily retrievable and easily converted to written format), proof of delivery of the Medicare Part B Program Drug(s) and/or Supplies sent to the Eligible Member. ESI shall not be liable for payment of any claims for Medicare Part B Program Drug(s) and/or Supplies that are not properly documented in the shipping log via delivery verification and proof of delivery as required hereunder. ESI may reverse claims for Medicare Part B Program Drug(s) and/or Supplies not verifiable through the shipping log (or other applicable evidence as determined by ESI in its sole discretion) and offset any amount owing to ESI against amounts owed to NationsHealth as more specifically set forth in Section 3.14 (Audit) of this Agreement regarding audits and in the Provider Manual.
3.8 Consultation Services. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, provide reasonable and appropriate drug product consultation and counseling services. Reasonable and appropriate consultation and counseling services shall include, as a minimum, such consultation and counseling as required by applicable federal and state laws, rules and regulations and Medicare Part B.
3.9 [* * *]
3.10 Non-Discrimination. NationsHealth shall not, and shall cause the NationsHealth Pharmacies to not, refuse to provide Services required under Medicare Part B or any Medicare Part B Sponsor Program or attempt to disenroll any Eligible Member. NationsHealth agrees, and shall cause the NationsHealth Pharmacies to agree, to render Services hereunder to Eligible Members in the same manner and with the same standards as offered to other customers. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, not discriminate in the performance of Services hereunder against any Eligible Member because of race, national origin, color, ancestry, sex, marital status, sexual orientation, religion, age, medical condition, health status, disability, political convictions, source of payment or participation in Medicare Part B or any Medicare Part B Sponsor Program. NationsHealth agrees that the administrative and billing practices applied for products and services that are not Medicare Part B Program Drugs and/or Supplies provided to Eligible Members shall be no less favorable than such practices applied to other customers.
3.11 Compliance with Agreement; Laws; Licenses and Permits. NationsHealth shall, and shall cause the NationsHealth Pharmacies and its and their personnel to, be bound by and comply with the provisions of this Agreement and all applicable laws, rules and regulations including, but not limited to, fraud, waste and abuse laws and applicable state boards of pharmacy and other applicable governmental bodies’ laws, rules and regulations. NationsHealth shall obtain and maintain in good standing, and shall cause each NationsHealth Pharmacy and pharmacist to obtain and maintain in good standing, at all times, all required federal, state and local licenses, certificates and permits that are necessary to allow NationsHealth, the NationsHealth Pharmacies and pharmacists (as applicable) to dispense and/or supply Medicare Part B Program Drugs and/or Supplies (as applicable) to Eligible Members, and any other certificates or qualifications that may be reasonably required by ESI from time to time. NationsHealth shall notify ESI in writing immediately in the event of any suspension, revocation, restriction, limitation or any other disciplinary action taken against or placed on any such license, certificate or permit or any suspension, restriction, limitation or exclusion from participation in any federal or state health care or other government program. NationsHealth shall (and shall cause the NationsHealth Pharmacies and pharmacists to) provide evidence of such good standing, certification and licensure without charge to ESI, a Plan Sponsor or a designee of ESI or Plan Sponsor within five (5) days of written request by ESI.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
3.12 Compliance.
(a) With Medicare Part B Sponsor Program and Plan Sponsor Requirements. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, comply with each Medicare Part B Sponsor Program and the Plan Sponsor Requirements communicated to NationsHealth or NationsHealth Pharmacies in writing from time to time, including by facsimile, electronic mail transmission, or through [* * *]. Failure to comply may result in sanctions, up to and including, termination as otherwise set forth in the Provider Manual. Additionally, NationsHealth agrees, and it shall cause the NationsHealth Pharmacies to agree, that it shall not engage in any activity that would have or has the effect of or encourages an Eligible Member to not submit a claim for Medicare Part B Program Drugs and/or Supplies to such Eligible Member’s Plan Sponsor for coverage under the Member’s Medicare Part B Sponsor Program, provided that the submission of claims by NationsHealth in accordance with this Agreement shall not be deemed to violate this sentence.
(b) With ESI’s Quality Assurance Programs (e.g., UR, QA, etc.), Formularies and Provider Manual. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, cooperate with ESI and participate in any and all utilization review, and/or quality assurance programs, procedures, peer review, credentialing/recredentialing processes, audit systems and any complaint resolution procedures established by ESI or required by a Plan Sponsor from time to time. Further, NationsHealth shall, and shall cause the NationsHealth Pharmacies to, abide by, comply with and carry out all determinations resulting from such processes or procedures.
(c) Without limiting the generality of the foregoing, NationsHealth shall, and shall cause each NationsHealth Pharmacy to: (i) cooperate with ESI’s procedures for utilization review and generic substitution, as set forth from time to time in the Provider Manual; (ii) comply with ESI’s procedures for calling prescribers to facilitate generic substitution and Formulary compliance (including Plan Sponsor Formulary compliance), and other programs established by a Plan Sponsor, as set forth from time to time in the Provider Manual; and (iii) comply with the Provider Manual, as may be updated and amended from time to time by ESI, in its sole discretion. NationsHealth and the NationsHealth Pharmacies shall use best efforts to comply with the applicable Formulary when dispensing Medicare Part B Drugs and/or Supplies to Eligible Members. Without limiting the generality of the foregoing, in no event will NationsHealth or the NationsHealth Pharmacies attempt to switch an Eligible Member’s prescription to a drug that is not a Formulary drug on the applicable Formulary, except for generic substitution opportunities or where required by medical necessity. Neither NationsHealth nor any NationsHealth Pharmacy will implement any substitution program for Eligible Members of Medicare Part B Sponsor Program that is inconsistent with such Medicare Part B Sponsor Program, including the applicable Formulary.
3.13 Records.
(a) Generally. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, for a period of [* * *] following the Agreement year in which Medicare Part B Drugs and/or Supplies were provided to Eligible Members, or in accordance with applicable law, if longer, cause the NationsHealth Pharmacies to, maintain: (i) all medical, business, financial and administrative records, including, all books, contracts, medical records, and patient care documentation; (ii) original Prescription Requests and Supply Orders; (iii) shipping logs (or other evidence approved in writing by ESI as discussed in greater detail in Section 3.7); (iv) wholesaler, manufacturer and distributor purchase records, excluding pricing; (v) prescriber information; (vi) patient profiles; and (vii) such other records and information relating to Medicare Part B Drugs and/or Supplies provided to Eligible Members as may be reasonably required by ESI from time to time. NationsHealth shall maintain such records in a readily retrievable manner. The parties agree that such records shall be treated as confidential so as to comply with Section 8 of this Agreement and all applicable state and Federal laws regarding the confidentiality of patient records. NationsHealth and NationsHealth Pharmacies agree that they shall not disclose by sale, or exchange, whether or not for profit, any ESI identifiable medical, financial or administrative records or data relating to ESI and/or its Plan Sponsor’s Eligible Members and their Prescription Requests or Supply Orders that they obtain as a result of providing services hereunder, including the Services, without first obtaining ESI’s written approval. Notwithstanding the foregoing and subject to Section 8 (Confidentiality), NationsHealth and NationsHealth Pharmacies shall be permitted to disclose such information (i) to its and their attorneys, auditors or similar confidential advisors as may be necessary for them to perform their legitimate professional duties and (ii) as may be required by law or regulation.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
(b) Requests for Information. NationsHealth authorizes appropriate agencies, including, but not limited to, governmental authorities, third party payors, professional review entities and such other organizations, to release to ESI, information deemed by ESI to be necessary to determine NationsHealth’s (or any of the NationsHealth Pharmacies’) compliance with this Agreement, including all policies and procedures, the Operation Guide and the Provider Manual. NationsHealth shall, or shall cause the NationsHealth Pharmacy(ies) to, provide copies of all records requested by ESI or Plan Sponsor, or their designee, within [* * *] from the date such request is made, or within such shorter time as may be required by applicable laws, rules or regulations or in order to comply with any court order or other similar legal request or requirement.
(c) Failure to Comply. In the event NationsHealth (or any NationsHealth Pharmacy) fails to comply with the requirements of Section 3.13, ESI shall have the right to withhold payments to NationsHealth or any NationsHealth Pharmacy, in ESI’s sole discretion, until NationsHealth or NationsHealth Pharmacy, as the case may be, corrects such failure by fully complying with the requirements of this Section 3.13.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
3.14 Audit.
(a) Generally. NationsHealth agrees (and shall cause the NationsHealth Pharmacies to agree) that ESI or a third party authorized by ESI may, upon reasonable prior notice, inspect, review, audit, and reproduce, during NationsHealth’s regular business hours and without charge to ESI, any of NationsHealth’s (or NationsHealth Pharmacy’s, as applicable) medical, business, financial and administrative records relating to NationsHealth’s performance under this Agreement, [* * *] (or other evidence approved in writing by ESI); [* * *]; and such other applicable records and information, as may be required by ESI from time to time. ESI may reproduce these records as may be necessary for ESI to demonstrate an alleged error or noncompliance by, or overpayment to, NationsHealth. The parties agree that all such records shall be maintained in accordance with all applicable state and Federal laws regarding the confidentiality of patient records. If NationsHealth or any NationsHealth Pharmacy is found to be in violation of this Agreement or any applicable network guidelines, including the Provider Manual or the Operation Guide, NationsHealth and/or such NationsHealth Pharmacy shall be subject to disciplinary action as determined by [* * *]. Further, in the event any audit uncovers that NationsHealth (or NationsHealth Pharmacy) was paid an amount in excess of the amount due to NationsHealth (or NationsHealth Pharmacy) pursuant to and in accordance with this Agreement, ESI shall be entitled to recover any such overpayment. The methods used to collect amounts due hereunder to ESI as a result of audit discrepancies or unsubstantiated claims may include, but are not limited to, an offset against any amount owed to NationsHealth or any NationsHealth Pharmacy. Accordingly, ESI shall notify NationsHealth in writing of such audit results, including such excess payments and shall have the right to offset against any amounts owing to NationsHealth any such amounts owing or potentially owed to ESI for discrepant or unsubstantiated claims or other audit-related costs, including fines which may be imposed as further described in the Provider Manual. Audit results may also be disclosed to Plan Sponsors. NationsHealth shall have the right to dispute and appeal any final audit determination as provided in the Provider Manual. If ESI requires additional reimbursement from NationsHealth (e.g., not recovered by the offset), NationsHealth shall have [* * *] from the date of written notification to reimburse ESI the excess payment amounts. [* * *]
(b) Government Auditors. To the extent required by Section 1861(v)(1)(l) of the Social Security Act, 42 U.S.C. Section 1395x(v)(1)(l), as amended, the parties shall, upon proper written request, allow the United States Department of Health and Human Services, the Comptroller General of the United States and their duly authorized representatives access to the Agreement and to books, documents and records necessary to verify the nature and extent of the costs incurred pursuant to the Agreement at any time during the Term of the Agreement and for an additional period of four (4) years following the last date goods are furnished under the Agreement, or such longer period as may be required under applicable law.
(c) Failure to Comply. In the event NationsHealth fails to comply with the requirements of this Section 3.14, ESI shall have the right to reverse and charge back all applicable paid claims (e.g., those subject to the audit) and may, pursuant to Section 5.2(c), immediately terminate this Agreement, in ESI’s sole discretion.
(d) No Recourse Against Eligible Members or Plan Sponsors. In the event ESI collects from NationsHealth amounts due as a result of any audit discrepancy, NationsHealth shall not (and shall cause the NationsHealth Pharmacies to not) seek compensation or reimbursement from, or have any recourse against any Eligible Member or Plan Sponsor in relation to such collection.
(e) Dispute Resolution. Subject to the requirements of Section 13.15 [* * *] of this Agreement, the obligations of NationsHealth and the procedure for dispute resolution involving any audit shall be as set forth in the Provider Manual.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
3.15 Disaster Planning. NationsHealth agrees that it shall (and shall cause the NationsHealth Pharmacies to) cooperate and coordinate with ESI in implementing any commercially reasonable disaster planning efforts undertaken by ESI to ensure that Eligible Members receive continuous care, including continued provision of prescription medications and supplies together with Medicare Part B Drugs and/or Supplies to Eligible Members, in the event of any Force Majeure (as described in Section 13.9 of this Agreement).
3.16 Counterfeit Reporting. [* * *]
3.17 Hours of Service. NationsHealth shall, and shall cause the NationsHealth Pharmacies to, provide Services hereunder according to the hours of service set forth in NationsHealth’s Provider Certification information, as may be updated from time to time by NationsHealth with the reasonable approval of ESI.
3.18 Multiple Pharmacies. Any NationsHealth Pharmacy or other facility providing Services hereunder shall provide Services to Eligible Members in accordance with this Agreement unless NationsHealth and ESI otherwise agree in writing. NationsHealth shall provide ESI with prompt written notice of any changes to NationsHealth’s Pharmacy locations, including, additions and deletions, so that ESI may update its records; except, that, in any instance where an addition or deletion would have a material impact on the ESI Medicare Part B Program or any Medicare Part B Sponsor Program, as determined in ESI’s sole authority and discretion, ESI shall determine whether such location(s) will be added or deleted under this Agreement and communicate the same to NationsHealth in writing. In the event ESI determines that a location may not be added or deleted hereunder due to such change materially impacting the ESI Medicare Part B Program or any Medicare Part B Sponsor Program, NationsHealth agrees that is shall not add or delete such location (except if such deletion is due to the sale of such location to an entity or individual that is not an Affiliate of NationsHealth). Additionally, any right ESI has to offset amounts owing to ESI hereunder against amounts owed to NationsHealth or any NationsHealth Pharmacy may, at ESI’s sole discretion, be offset against amounts owed to NationsHealth or any NationsHealth Pharmacy regardless of which location is responsible for the amount owed.
4. PAYMENT FOR MEDICARE PART B DRUGS AND/OR SUPPLIES; CHARGES; INCORRECT PAYMENTS; TAXES.
4.1 Payment to NationsHealth.
(a) Generally. For Services performed in accordance with the terms and conditions of this Agreement, ESI shall pay NationsHealth in accordance with Exhibit G, less the applicable Deductible and Copayment. Payment shall be based upon the information submitted for each claim by NationsHealth to ESI in accordance with Section 3.5 of this Agreement. Unless otherwise required by applicable law, [* * *]. Additional information, or rejected or disputed claims must be submitted or resubmitted, as applicable, by NationsHealth within [* * *] of the request for additional information, initial rejection or dispute. ESI may deny payment for any claim not submitted within this time period. Further, ESI may refuse to pay any claim or may reverse payment of any claim that is not submitted in accordance with the terms and conditions of this Agreement. Notwithstanding the foregoing, with respect to claims submitted to CMS for reimbursement under Medicare Part B that are appealed and therefore, go through the Medicare claims appeal process, the parties agree to work in good faith with the applicable Plan Sponsor so that the claim may be submitted after the expiration of the [* * *]; provided, however, NationsHealth acknowledges and agrees that any decision to allow the claim to be processed after the expiration of the [* * *] shall be made solely by the Plan Sponsor and there is no guarantee that the Plan Sponsor will allow such claim to be processed; and provided further that in such case, NationsHealth agrees to provide any additional information necessary for such claim to be a “complete claim” within the [* * *] of the request for additional information.
(b) [* * *]
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
4.2 Incorrect Payments.
(a) Generally. Any payments made to NationsHealth (or any NationsHealth Pharmacy) in excess of any amount properly determined to be due by ESI, if any, under this Agreement, due to an error by either party, inaccurate claims submission or information submitted by NationsHealth (or discovered through any audit as described in Section 3.14 (Audit) of this Agreement), may be recovered by ESI from NationsHealth (or any individual NationsHealth Pharmacy). ESI shall notify NationsHealth (and NationsHealth Pharmacy, if applicable) in writing of such excess payment(s) and shall have the right to either offset the excess payment amount as provided in Section 3.14 or require prompt reimbursement from NationsHealth.
(b) Remittance Advices. NationsHealth acknowledges and agrees (and shall cause its NationsHealth Pharmacy(ies) to acknowledge and agree) that it is obligated to review remittance advices received from ESI to verify their accuracy. NationsHealth must notify ESI in writing of any alleged error, miscalculation, or discrepancy (and a detailed basis of such allegation) whether paid, denied, reversed or rejected, within [* * *] of the date of each remittance advice if it disputes any information thereon as further described in the Provider Manual. Otherwise, NationsHealth will be deemed to have confirmed the accuracy of the claims processed under such remittance advice and waives any claim it may have for errors, miscalculations or discrepancies if it fails to object within such period. Further and notwithstanding the foregoing, NationsHealth acknowledges and agrees (and shall cause its NationsHealth Pharmacy(ies) to acknowledge and agree) that it shall notify ESI in writing within [* * *]. Upon proper notice to ESI and verification of amounts to be paid, if any, ESI shall only be responsible for remitting additional payments to a NationsHealth in connection with the specific disputed remittance advice; except, that, if NationsHealth has breached any provision of this Agreement with respect to such claim, ESI shall have no obligation to reimburse NationsHealth for the claim. If NationsHealth does not notify ESI in the manner and time provided herein, ESI shall have no further responsibility with respect to such remittance. Notwithstanding any of the foregoing, in no event shall ESI be liable above or beyond the appropriately applied rates, as determined by ESI, that are agreed to by the parties as set forth in Exhibit G.
(c) Taxes. If permitted by the terms of its agreement with the Plan Sponsor, ESI will bill the Plan Sponsor for any Federal, state, or local sales taxes payable with respect to NationsHealth’s sales of Medicare Part B Drugs and/or Supplies to an Eligible Member, and will remit to NationsHealth any such taxes collected from Plan Sponsors. NationsHealth shall remit, or cause the NationsHealth Pharmacies to remit, any such sales taxes to the appropriate taxing authority. NationsHealth or the NationsHealth Pharmacies shall be solely responsible for any other taxes or surcharges associated with their performance under this Agreement. Applicable sales or other tax imposed by law on the dispensing of Medicare Part B Drugs and/or Supplies to Eligible Members not reimbursed by the Plan Sponsor or ESI or included in the Copayment/Deductible may be pursued with the Eligible Member in accordance with applicable laws, rules and regulations, subject to the restrictions, if any, imposed by such Eligible Member’s Plan Sponsor. In no event, including non-payment by Plan Sponsor or any Eligible Member, will ESI be liable for any Federal, state, or local sales taxes hereunder. For purposes of this Section 4.2(c), “sales tax” means any excise tax on Medicare Part B Drugs and/or Supplies now or hereafter in existence required to be collected or paid by a retail seller on consumer retail sales, whether designed as a sales tax, gross receipts tax, retail occupation tax, value added tax, or otherwise.
4.3 Fair Market Value. Both parties acknowledge and agree that the reimbursement provided herein represents the fair market value for the services provided by the parties hereunder, including the provision of Services, negotiated at arms length without regard to the volume or value of referrals or any other business between the parties.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
5. TERM AND TERMINATION.
5.1 Term. Unless earlier terminated as provided in Section 5.2 of this Agreement, the term of this Agreement shall begin on the Effective Date and continue for a period of three (3) years (the “Initial Term”). Thereafter, this Agreement shall automatically renew for successive two (2) year terms (each, a “Renewal Term”) unless either party provides one hundred and eighty (180) days prior written notice to the other party of its intent not to renew this Agreement or this Agreement is earlier terminated as provided in Section 5.2 (the “Initial Term” and any “Renewal Term” shall collectively be referred to herein as the “Term”).
5.2 Termination.
[* * *]
6. OPERATION GUIDE.
6.1 Generally. ESI will forward all Supply Orders and Prescription Requests in accordance with the terms of this Agreement and the Operation Guide. NationsHealth shall communicate via the Electronic Channel all dispensing and delivery records as well as communicate all updates to clinical records to ESI.
6.2 Development of Operation Guide. [* * *] to develop the Operation Guide by the Effective Date of this Agreement, but in no event later than [* * *] after the Effective Date. To the best of ESI’s knowledge and intent, the Operation Guide shall be consistent with all applicable laws, rules and regulations. To the extent the Operation Guide is inconsistent with any law, rule or regulation, the specific law, rule or regulation shall prevail and ESI agrees to amend the Operation Guide accordingly.
6.3 Guidelines for the Operation Guide. The Operation Guide shall include the development and implementation of a secure electronic channel (“Electronic Channel”) between ESI and NationsHealth. [* * *]
6.4 Costs and Intellectual Property Rights Relating to the Electronic Channel. NationsHealth shall be responsible for its own costs associated with the development and implementation necessary to perform any of its obligations under this Agreement from the point after which a Supply Order or Prescription Request is received from ESI. Any intellectual property created or developed by ESI to develop and establish the Electronic Channel or the connectivity between ESI and NationsHealth’s operating systems shall be the sole property of ESI. Any intellectual property created or developed solely by NationsHealth to develop and establish the Electronic Channel or the connectivity between ESI and NationsHealth’s operating systems shall be the sole property of NationsHealth. ESI shall take such actions as reasonably necessary to maintain the Electronic Channel. The parties agree to [* * *] incurred in connection with the maintenance of the Electronic Channel during the Term of this Agreement, [* * *].
6.5 Electronic Communication. ESI and NationsHealth agree to maintain the capability to send, receive, or display electronic messages to and from NationsHealth or its designated agent in accordance with HIPAA transaction standards and standards as may be established from time to time and mutually agreed to by the parties. ESI and NationsHealth shall receive all messages transmitted by the other party in accordance with the Operation Guide and take appropriate action upon receipt of such messages.
7. PERFORMANCE STANDARDS.
7.1 [* * *]
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
7.2 Reserved.
7.3 Other Performance Standards. [* * *]
8. CONFIDENTIALITY.
8.1 Generally. ESI acknowledges and agrees, and NationsHealth acknowledges and agrees, itself and on behalf of the NationsHealth Pharmacies, that in the performance of Services hereunder, the parties will come into contact with certain confidential business and other information regarding and belonging to the other party. “ESI Confidential Information” includes, but is not limited to, the following: (a) the terms and conditions of this Agreement, all information provided to NationsHealth in order for NationsHealth to provide Services to Eligible Members (e.g., eligibility information including Eligibility Files and Eligible Member and Plan Sponsor information, etc.) and all information disclosed to NationsHealth pursuant to negotiations between the parties; (b) all information pertaining to ESI’s business and services, including pricing and other financial and contractual arrangements, products, programs, services, business practices, marketing strategies, and customer lists; (c) ESI’s manuals, policies and procedures, including quality assurance procedures, and any other similar information provided to NationsHealth, and all copies thereof regardless of the medium in which it is provided (e.g., paper or electronic); (d) ESI’s information technology, including all databases, software, applications, systems, layouts, designs, formats, procedures, and processes; (e) information pertaining to ESI’s Plan Sponsors, any Medicare Part B Sponsor Program, and all formularies; and (f) all ESI files, analyses, publications, reports, edits, protocols, and any other documents, both internal and available to NationsHealth (collectively, (a) through (f) shall be referred to herein as “ESI’s Confidential Information”). “NationsHealth Confidential Information” includes (g) all information disclosed to ESI pursuant to negotiations between the parties; (h) all information pertaining to NationsHealth’s business and services, including pricing and other financial and contractual arrangements, products, programs, services, business practices, marketing strategies, and customer lists; (i) NationsHealth’s information technology, including all databases, software, applications, systems, layouts, designs, formats, procedures, and processes; and (j) all NationsHealth files, analyses, publications, reports, edits, protocols, and any other documents, both internal and available to ESI (collectively, (g) through (j) shall be referred to herein as “NationsHealth Confidential Information”). ESI agrees that it shall not, and NationsHealth agrees that it shall not (and shall cause the NationsHealth Pharmacies and its and their employees, officers, directors, independent contractors and agents to agree to not) disclose, sell, assign, transfer, give or use or enable anyone else to disclose, sell, assign, transfer, give or use, in whole or in part, any of the other party’s Confidential Information to any third party. Confidential Information of the other party may be disclosed to employees, agents or contractors of a party only to the extent necessary for such party to perform their duties and only if they undertake the obligations of confidentiality as provided herein. Additionally, ESI may disclose Confidential Information to comply with its contractual obligations with its Plan Sponsors. NationsHealth must (and shall cause the NationsHealth Pharmacies to) immediately notify ESI if it becomes aware of any unauthorized use of ESI Confidential Information. ESI shall immediately notify NationsHealth if it becomes aware of any unauthorized use of NationsHealth Confidential Information. Each party agrees to immediately return all of the other party’s Confidential Information to the other party upon request and/or upon termination of this Agreement for any reason; except, that, each party may retain one (1) copy of the other party’s Confidential Information for evidentiary purposes only.
8.2 Certain Disclosures. If the Receiving Party is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority, law or regulation, or otherwise) to disclose any of the other party’s Confidential Information, the Receiving Party will notify the Disclosing Party promptly in writing so that the Disclosing Party may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. The Receiving Party agrees not to oppose any action by the Disclosing Party to
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
obtain a protective order or other appropriate remedy. If no such protective order or other remedy is obtained, or the Disclosing Party waives compliance with the terms of this Agreement, the Receiving Party will furnish only that portion of the other party’s Confidential Information which it is advised by counsel is legally required and will exercise its reasonable best efforts to obtain reliable assurance that confidential treatment will be accorded the other party’s Confidential Information. Either party may disclose the Agreement if required by applicable securities laws; provided, however, that the Disclosing Party shall redact any pricing and reimbursement-related terms; ensure that the confidential header contained in this Agreement is placed on the copy disclosed; and notify ESI in writing prior to disclosure.
8.3 Exceptions. The “Confidential Information” of a party shall not include: (a) information which is public or becomes public through no fault of the party having the obligation to keep such information confidential, including the Receiving Party; (b) information which the Receiving Party has knowledge of prior to receipt hereunder, other than under an obligation of confidentiality, as evidenced in writing and dated prior to the Effective Date of this Agreement; and (c) information which is received by the Receiving Party from a third person not under an obligation of confidentiality.
8.4 HIPAA. ESI shall and NationsHealth shall, and shall cause the NationsHealth Pharmacies to, comply with all federal and state laws, rules and regulations regarding the confidentiality of patient information, including, but not limited to, compliance with the Health Insurance Portability and Accountability Act of 1996 as amended, including applicable rules, regulations and official guidance promulgated thereunder (collectively, “HIPAA”) by the U.S. Department of Health and Human Services or otherwise. To the extent NationsHealth is determined to be a Business Associate (as such term is defined by HIPAA) of ESI’s (or any ESI Affiliate), then NationsHealth agrees to act in accordance with the terms of that certain Business Associate Agreement dated as of November 30, 2007, by and between the parties, a copy of which is attached hereto as Exhibit J and incorporated herein by this reference.
8.5 Remedies. The parties acknowledge and agree that any breach of Section 8 of this Agreement would cause immediate and irreparable injury or loss to the non-breaching party that cannot be fully remedied by monetary damages. Accordingly, if a party fails to abide by the terms and conditions set forth in Section 8 of this Agreement, the non-breaching party shall be entitled to specific performance, including immediate issuance of a temporary restraining order or preliminary injunction enforcing the terms of this Agreement, and to judgment for damages (including reasonable attorneys’ fees and costs) caused by the breach, and to all other legal and equitable remedies available to such non-breaching party.
9. INSURANCE, INDEMNIFICATION AND LIABILITY.
9.1 Liability Insurance. NationsHealth shall obtain and maintain, and shall cause the NationsHealth Pharmacies to obtain and maintain, in full force and effect and throughout the Term of this Agreement, such policies of general liability, professional liability and other insurance of the types and amounts as are reasonably and customarily carried by pharmacies with respect to their operations. NationsHealth shall obtain and maintain, for itself and each NationsHealth Pharmacy, or shall cause each NationsHealth Pharmacy to obtain and maintain during the Term of this Agreement, comprehensive general liability insurance coverage in the amount of at least [* * *] per occurrence and [* * *] annual aggregate per NationsHealth Pharmacy, including pharmacist’s professional liability insurance, for protection from claims for bodily injury and personal injury to Eligible Members from NationsHealth’s operation or the operation of the NationsHealth Pharmacies under this Agreement. By signing this Agreement, NationsHealth represents and warrants that these insurance requirements are being met. NationsHealth shall furnish or cause to be furnished not less than thirty (30) days’ prior written notice to ESI in the event of termination or material modification of any such policies of insurance. Upon ESI’s request, NationsHealth shall provide ESI with evidence of such insurance coverage satisfactory to ESI. If the insurance purchased to satisfy the requirements of this Section 9.1 is “claims made”, then upon termination of such coverage, NationsHealth shall purchase an extended period of indemnity (“tail” coverage) or a retroactive date on replacement coverage so that ESI is protected from any and all claims brought against ESI for a period of not less than three (3) years subsequent to the date of termination of this Agreement.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
9.2 Indemnification.
(a) [* * *]
(b) [* * *]
(c) [* * *]
10. REPRESENTATIONS AND WARRANTIES.
10.1 NationsHealth. NationsHealth represents and warrants (itself and on behalf of the NationsHealth Pharmacies) that:
(a) It and the NationsHealth Pharmacies and all personnel (as applicable) are appropriately licensed and have not been sanctioned or had its (or his or her) license suspended, revoked, restricted, limited or otherwise disciplined and have not been and is currently not suspended, restricted, limited or excluded from participating in any federal or state health care or other government program;
(b) The answers it supplied to the questions contained in the Provider Certification are true and accurate and NationsHealth shall notify ESI immediately in writing in the event any statement becomes inaccurate or untrue;
(c) It has obtained liability insurance in compliance with the terms of Section 9.1 of this Agreement;
(d) It does not have a conflict of interest which would impact its ability to perform fairly its obligations under this Agreement, and it is not subject to any restrictions, contractual or otherwise, which prevent or would prevent it from entering into this Agreement or carrying out its obligations hereunder;
(e) This Agreement represents the entire agreement between the parties with respect to the subject matter hereof, the services provided by NationsHealth are bona fide services in exchange for fair market value payment, negotiated at arms length between the parties and that payment herein does not take into account, and is not intended to induce or otherwise affect, any referrals made by the parties;
(f) It has not and the NationsHealth Pharmacies have not: (i) been excluded, debarred, suspended or declared ineligible to participate in any federal health care program, state health care program, or any federal procurement or non-procurement program, (ii) been convicted of a criminal offense that falls within the ambit of 42 U.S.C. § 1320a-7(a), or (iii) received notice that any state or federal government proposes to exclude, debar or suspend it from, or declare it ineligible to participate in, any federal health care program, state health care program or any federal procurement or non-procurement program. NationsHealth agrees to promptly notify ESI in the event that NationsHealth or any NationsHealth Pharmacy is excluded, debarred, suspended or declared ineligible to participate in any federal health care program, state health care program, or any federal procurement or non-procurement program;
(g) It is duly organized, validly existing and in good standing, and has the power to own its property and to carry on its business as now being conducted by it;
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
(h) The execution and delivery of this Agreement and the consummation of the transactions contemplated herein on its part, has been duly authorized by all necessary action;
(i) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will be a violation or default of any term or provision of NationsHealth’s governance documents (e.g., its certificate of incorporation or bylaws or operating agreement) or of any contract, commitment, or other agreement or restriction to which it is a party or by which it is bound). The execution and performance of the obligations in this Agreement do not require the consent or approval of any third party or any governmental entity or agency;
(j) It has a written Code of Conduct that, at a minimum, requires: (i) its officers, directors, and employees to act in an ethical and legally compliant manner in performing their duties and functions; (ii) all such officers, directors, and employees to report conduct that is in violation of such Code of Conduct; and (iii) NationsHealth to take action to address and remedy any such violation of its Code of Conduct, including, but not limited to, taking all appropriate disciplinary action. NationsHealth further represents and warrants that: (iv) it will maintain such written Code of Conduct in place throughout the entire Term of this Agreement; (v) it requires its officers, directors and employees to acknowledge their obligation to comply with such written Code of Conduct at least annually; and (vi) it will use its best efforts to ensure compliance with such Code of Conduct. NationsHealth’s current Code of Conduct is attached hereto and incorporated herein as Exhibit K, and is subject to the ESI’s confidentiality obligations hereunder. NationsHealth will provide ESI with a copy of its then current Code of Conduct annually on or about the anniversary date of the Effective Date. Failure to comply with this provision, in whole or in part constitutes a material breach of this Agreement provided that failure to provide a copy of the Code of Conduct on the anniversary date shall not constitute a material breach unless ESI has notified NationsHealth of such failure and NationsHealth has failed to provide a copy of such current Code of Conduct within five (5) Business Days of receiving such notification;
(k) It is not currently operating under a Corporate Integrity Agreement; and
(l) It will maintain an adequate inventory of Medicare Part B Drugs and Medicare Part B Supplies to perform the Services contemplated hereunder.
10.2 By ESI. ESI represents and warrants that:
(a) This Agreement represents the entire agreement between the parties with respect to the subject matter hereof, the services provided by NationsHealth are bona fide services in exchange for fair market value payment, negotiated at arms length between the parties and that payment herein does not take into account, and is not intended to induce or otherwise affect, any referrals made by the parties;
(b) [* * *];
(c) [* * *];
(d) It is duly organized, validly existing and in good standing, and has the power to own its property and to carry on its business as now being conducted by it;
(e) The execution and delivery of this Agreement and the consummation of the transactions contemplated herein on its part, has been duly authorized by all necessary action;
(f) [* * *]; and
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
(g) It has not, [* * *]: (i) been excluded, debarred, suspended or declared ineligible to participate in any federal health care program, state health care program, or any federal procurement or non-procurement program, (ii) been convicted of a criminal offense that falls within the ambit of 42 U.S.C. § 1320a-7(a), or (iii) received notice that any state or federal government proposes to exclude, debar or suspend it from, or declare it ineligible to participate in, any federal health care program, state health care program or any federal procurement or non-procurement program. ESI agrees to promptly notify NationsHealth in the event that ESI is, [* * *], excluded, debarred, suspended or declared ineligible to participate in any federal health care program, state health care program, or any federal procurement or non-procurement program.
11. LICENSE TO USE OTHER PARTY’S NAME AND LOGO.
11.1 Grant.
(a) By ESI. ESI is the owner of all right, title and interest in and to the Mark and Logo as further detailed in Exhibit L, attached hereto and incorporated herein by this reference, including any and all goodwill associated therewith and symbolized thereby. To effectuate the purpose of this Agreement, ESI as licensor hereby grants to NationsHealth as licensee, for the Term of this Agreement, a royalty-free, non-transferable, terminable, non-exclusive license, expressly subject to the terms and conditions of this Agreement to use the Mark and Logo solely on and in connection with furthering the purposes of this Agreement. NationsHealth shall have no right to sublicense, assign or transfer any of the rights granted it hereunder.
(b) By NationsHealth. To effectuate the purpose of this Agreement, NationsHealth as licensor hereby grants to ESI as licensee, for the Term of this Agreement, a royalty-free, non-transferable, terminable, non-exclusive license, expressly subject to the terms and conditions of this Agreement to use NationsHealth’s marks and logos solely on and in connection with furthering the purposes of this Agreement. ESI shall have no right to sublicense, assign or transfer any of the rights granted it hereunder.
11.2 Quality Control.
(a) Of The Parties. Each party recognizes that its mark and logo, including the associated goodwill, have great value to it. Each party covenants and agrees that all uses by it of the other party’s mark and logo shall inure solely to the benefit of the holder and that the user shall not acquire any right, title, or interest in, to or under the mark or logo as a result of this license and/or its use of the mark or logo under this license.
(b) By NationsHealth. Further, NationsHealth
(1) shall not intentionally do, nor shall it knowingly permit to be done, any act that may prejudice, impair or otherwise adversely affect the Mark or Logo or the goodwill associated therewith. NationsHealth covenants that it will not in any way challenge ESI’s ownership of the Mark or Logo or the validity of the registration of the Mark or Logo.
(2) covenants and agrees that it shall only use the Mark and/or Logo: (i) in connection with this Agreement, (ii) in a manner and form designed to maintain the high quality of the Mark and/or Logo and keeping with the image, reputation and goodwill symbolized by and associated with the Mark and/or Logo; (iii) in a form and manner that is consistent with the use of the Mark and Logo by ESI, and as may be required by ESI, in its sole and absolute discretion; (iv) in a manner and form that protects ESI’s ownership interest therein; and (v) in a manner and form that complies with all applicable federal, state, local and foreign laws, rules and regulations.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
(3) agrees to assist ESI, at ESI’s request, in taking any actions ESI deems necessary to protect the Mark and Logo and/or to confirm and/or vest ESI’s exclusive ownership, right title, and interest in, to and under the Mark and Logo. ESI shall reimburse NationsHealth for any out of pocket expenses incurred by NationsHealth in complying with such request.
(c) Reservation of Rights.
(1) By ESI. All rights in the Mark and/or Logo other than those specifically granted to NationsHealth pursuant to this Agreement are expressly reserved by ESI. Nothing in this Agreement is intended to limit or impair ESI’s rights, during or after the Term, to protect the Mark and/or Logo from infringement by any person or party, including, without limitation, NationsHealth. During and after the Term, ESI may, but shall not be obligated to, take such action as it deems necessary or appropriate to prevent or stop such infringement. NationsHealth shall promptly notify ESI in writing of any infringement or suspected infringement involving the Mark and/or Logo known to NationsHealth.
(2) By NationsHealth. All rights in the marks and/or logos other than those specifically granted to ESI pursuant to this Agreement are expressly reserved by NationsHealth. Nothing in this Agreement is intended to limit or impair NationsHealth’s rights, during or after the Term, to protect the mark and/or logo from infringement by any person or party, including, without limitation, ESI. During and after the Term, NationsHealth may, but shall not be obligated to, take such action as it deems necessary or appropriate to prevent or stop such infringement. ESI shall promptly notify NationsHealth in writing of any infringement or suspected infringement involving the mark and/or logo known to ESI.
11.3 Termination of License.
(a) By ESI. ESI may terminate its license for NationsHealth to use the Mark and/or Logo with or without cause, by providing NationsHealth with [* * *] written notice.
(b) By NationsHealth. NationsHealth may terminate its license for ESI to use the NationsHealth marks and/or logos with or without cause, by providing ESI with [* * *] written notice.
12. MEDICARE PART B REQUIREMENTS.
12.1 Generally. NationsHealth and ESI agree that ESI may delegate activities or functions to NationsHealth only in a manner consistent with applicable laws, rules and regulations including the Medicare Part B laws, rules and regulations, Section 8.4 and this Section 12.1:
(a) Arrangements must be in writing and must specify NationsHealth’s delegated activities and reporting responsibilities;
(b) ESI shall, on an ongoing basis, monitor NationsHealth’s performance of Services in accordance with this Agreement;
(c) NationsHealth agrees to comply, and require its subcontractors to comply, with all applicable federal and state laws and regulations, including Medicare laws and regulations, confidentiality requirements, and CMS-provided instructions and policies, as applicable to the Services; and
(d) NationsHealth agrees to abide by state and federal privacy and security requirements including the HIPAA privacy and security provisions pursuant to 45 C.F.R. §§ 160 and 164.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
13. MISCELLANEOUS PROVISIONS.
13.1 [* * *]
13.2 Notice. Except as otherwise provided in this Agreement, any notice required to be given pursuant to the terms and conditions of this Agreement shall be in writing and: (a) delivered in person, evidenced by a signed receipt; (b) deposited in the United States mail, certified or registered, return receipt requested (or other similar method of delivery with a nationally recognized carrier (e.g., FedEx, UPS)); (c) delivered by facsimile, evidenced by a transmission receipt; or (d) delivered by email transmission to the email address listed below, as evidenced by a copy of the successful email transmission displaying such email address and followed up by hard copy sent by mail, to ESI or NationsHealth at the address set forth below or to the last address subsequently reported in writing to the respective party:

If to ESI:	Express Scripts, Inc.
One Express Way
St. Louis, Missouri 63121
Attention: Sr. Vice President of Network Contracting and Management
[* * *]

With copies to:	Express Scripts, Inc.
One Express Way
St. Louis, Missouri 63121
Attention: General Counsel and Counsel for Network Contracting and Management

And to:	Express Scripts, Inc.
One Express Way
St. Louis, Missouri 63121
Attention: Vice President Medicare
[* * *]

If to NationsHealth:	NationsHealth, Inc.
13630 NW 8th Street, Suite 210
Sunrise, FL 33325
Attention: Chief Executive Officer
[* * *]

With copies to:	NationsHealth, Inc.
13630 NW 8th Street, Suite 210
Sunrise, FL 33325
Attention: Legal Department
[* * *]

And to:	NationsHealth, Inc.
13630 NW 8th Street, Suite 210
Sunrise, FL 33325
Attention: NationsHealth Project Manager for Express Scripts
[* * *]
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
Notice will be deemed received on (e) the date of delivery if the notice is personally delivered, sent via certified or registered mail, return receipt requested (or other similar method of delivery with a nationally recognized carrier), sent via facsimile or email transmission, or (f) the third business day after the date of mailing of the notice is mailed by United States mail. Notwithstanding the foregoing, ESI may give notices to NationsHealth (or any NationsHealth Pharmacy) relating to particular claims, DUR messaging and similar notices typically provided to providers generally via its on-line claims system or in any remittance advice.
13.3 Entire Agreement. This Agreement, including its Exhibits, Provider Certification, Provider Manual, Operation Guide and any Plan Sponsor Requirements communicated to NationsHealth constitutes the entire agreement of the parties with respect to the subject matter hereof and, upon execution by the parties, supersedes all prior oral or written agreements between the parties with respect to the subject matter hereof.
13.4 Amendment.
(a) Generally. Except as otherwise provided herein, no modification, alteration, amendment or waiver of any term, covenant or condition of this Agreement shall be valid unless set forth in writing and signed by the parties to this Agreement; except, that, ESI may amend the Provider Manual and its policies and procedures at any time, in its sole discretion, and a Plan Sponsor may amend its Medicare Part B Sponsor Program or its Plan Sponsor Requirements at any time, in its sole discretion, and such amendment shall not require the consent of NationsHealth or any NationsHealth Pharmacy.
(b) Change in Law. In the event that any law, rule or regulation is enacted, promulgated or amended, or any interpretation of law, rule or regulation by a court or regulatory authority of competent jurisdiction is made, after the Effective Date of this Agreement (collectively, “Change in Law”), then ESI may amend this Agreement to comply with any such changes required or suggested by such law, rule and/or regulation, or court or regulatory authority. ESI shall furnish NationsHealth with written notice of such amendment(s) by giving NationsHealth [* * *] advance written notice of the terms of such amendment. In the event any such amendment constitutes a material change in the terms of this Agreement that is unacceptable to NationsHealth, NationsHealth may elect to terminate this Agreement by giving written notice of such election to terminate to ESI within [* * *] of the date of receipt of the proposed amendment, and such termination shall be effective no earlier than [* * *] after receipt of written notice by ESI. If NationsHealth does not elect to terminate this Agreement within [* * *] period or NationsHealth continues to submit claims after the effective date of any amendment, then such amendment will be deemed approved and accepted by NationsHealth as if NationsHealth had given its express written consent thereto, and such amendment shall automatically become a part of this Agreement. In the event that ESI does not amend this Agreement as contemplated above, NationsHealth may request an amendment to this Agreement to comply with any Change in Law. ESI shall consider any such requested amendment and negotiate with NationsHealth in good faith regarding such amendment. ESI acknowledges and agrees that NationsHealth shall not be in breach of this Agreement if it is unable to strictly comply with the provisions hereof due to a Change in Law provided that NationsHealth complies as closely as possible with this Agreement within the constraints of such Change in Law.
13.5 Relationship of the Parties. In the performance of this Agreement, it is mutually understood and agreed to that the relationship created hereunder is that of independent contractors and nothing herein is intended or shall be construed to create or be deemed to create an employer/employee relationship, agency, partnership or joint venture relationship, or any other legal relationship between the parties other than that of independent contractors. Further, NationsHealth shall not be considered a client of ESI. No provision of this Agreement or any part of any Plan Sponsor’s Medicare Part B Sponsor Program shall be construed to require any pharmacist to dispense any Medicare Part B Drug and/or Supply to any Eligible Member if, in the pharmacist’s reasonable professional judgment, such Medicare Part B Drug and/or Supply should not be dispensed to such Eligible Member. In such event, NationsHealth agrees to notify ESI in writing of the circumstances of the decision not to dispense such Medicare Part B Drug and/or Supplies to the applicable Eligible Member.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
13.6 Assignment. This Agreement shall not be assigned, in whole or in part, by NationsHealth [* * *], except that NationsHealth shall have the right to determine which of its directly or indirectly owned subsidiaries or divisions shall participate as NationsHealth Pharmacies hereunder, subject to the approval of ESI. ESI may assign this Agreement or delegate any or all of its rights or obligations hereunder to any parent, subsidiary, or affiliated company of ESI or to a successor company. Any permitted assignee shall assume all obligations and liabilities of its assignor under this Agreement. This Agreement shall inure to the benefit of and be binding upon each party and its respective successors and permitted assignees and any corporation, partnership, individual, or person acting in a fiduciary capacity on their behalf.
13.7 Marketing, Advertisement and Reservation of Rights. ESI may use NationsHealth’s and any NationsHealth Pharmacy’s name, location and description of services for purposes of advertising or marketing prescription drug programs. ESI reserves the exclusive rights to, control of and in the use of the names “Express Scripts”, “PERx” and all other names, symbols, trademarks and service marks that have been used, are presently existing or used by or hereinafter adopted by ESI in the future. Except as agreed to herein, neither NationsHealth nor any NationsHealth Pharmacy shall advertise or use any names, symbols, trademarks or service marks, including the Marks and Logos, of ESI in any advertising or promotional materials or otherwise without the prior written consent of ESI. It is understood and agreed that any decal incorporating an ESI service mark is solely for window or counter display by a NationsHealth Pharmacy in connection with its performance under this Agreement. Upon termination of NationsHealth for any reason, NationsHealth will immediately discontinue the use of any name, symbol, trademark or service mark of ESI, including the Mark(s) and Logo(s). NationsHealth is the owner of all right, title and interest in and to its marks and logos, including any and all goodwill associated therewith and symbolized thereby. To effectuate the purpose of the foregoing sentences, NationsHealth as licensor hereby grants to ESI as licensee, for the Term of this Agreement, a royalty-free, non-transferable, terminable, non-exclusive license, expressly subject to the terms and conditions of this Agreement to use NationsHealth’s marks and logos in accordance with NationsHealth’s graphical standards and solely on and in connection with furthering the purposes of this Agreement. ESI shall have no right to sublicense, assign or transfer any of the rights granted it hereunder. ESI recognizes that NationsHealth’s marks and logos, including the associated goodwill, have great value to NationsHealth. ESI covenants and agrees that all uses by it of NationsHealth’s marks and logos shall inure solely to the benefit of NationsHealth and that ESI shall not acquire any right, title, or interest in, to or under the NationsHealth marks or logos as a result of this license and/or its use of the NationsHealth marks or logos under this license.
13.8 Proprietary Rights. Except as agreed to by the parties in writing, neither party may utilize the service marks, trademarks, or tradenames of any the other party, or any service marks, trademarks, or tradenames so similar as likely to cause confusion. The programs implemented by each party will remain the sole property of such party and will only be used by the other party pursuant to the terms of this Agreement. Further, neither party has the right to use, reproduce or adapt any information, data, work, compilation, computer program, manual, process or invention obtained from, provided by, or owned by the other party (or in the case of NationsHealth, any plan Sponsor) including, but not limited to, such party’s programs, services, business practices, procedures, and manuals, without such party’s prior written consent.
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
13.9 Force Majeure. Any party’s delay in, or failure of, performance under this Agreement shall be excused where such delay or failure is the result of causes that are beyond the reasonable control of the affected party, including acts of God (e.g., nature, fire, flood, etc.), terrorism, war, civil disturbance, court order, governmental intervention, epidemic, pandemic, failures or fluctuations in electrical power, heat, light, air conditioning, computer, software, communications, transmission or mechanical failure, work stoppage, delays or failure to act, or other catastrophe beyond a party’s reasonable control. In such an event, the parties will use commercially reasonable efforts to resume performance as soon as reasonably possible under the circumstances giving rise to the party’s failure to perform. Both ESI and NationsHealth will use joint communication and resources to assist the other party in the event of a Force Majeure.
13.10 Headings. The article and section headings contained in this Agreement are for convenience only and will in no manner be construed as part of this Agreement.
13.11 Governing Law. This Agreement shall be construed and governed in all respects according to the internal laws in the State of [* * *], without regard to conflict of law principles.
13.12 Waiver. No waiver of a breach of any covenant or condition shall be construed to be a waiver of any subsequent breach. No act, delay or omission done, suffered, or permitted by the parties shall be deemed to exhaust or impair any right, remedy or power of the parties hereunder.
13.13 Severability. Should any provision of this Agreement be held or ruled unenforceable or ineffective under the law, such a ruling will in no way affect the validity or enforceability of any other clause or provision contained herein.
13.14 [* * *]
13.15 [* * *]
13.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and together will constitute one and the same Agreement. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.
13.17 Incorporation of Recitals. The recitals are hereby incorporated into and made a part of this Agreement.
13.18 Subcontractor. The Services provided by NationsHealth (and the NationsHealth Pharmacies, if applicable) hereunder are unique to NationsHealth and may only be performed by NationsHealth, [* * *]. Unless otherwise agreed to in writing by the parties, NationsHealth may not subcontract all or any portion of the Services it provides hereunder, including the fulfillment of Medicare Part B Program Drugs and/or Supplies. In the event the parties agree in writing that NationsHealth may subcontract Services it performs hereunder, then all subcontractors shall be subject to the terms and conditions of this Agreement. Further, there must be a written subcontract agreement between NationsHealth and such subcontractor and such agreement must reference this Agreement and the subcontractor’s foregoing obligation.
13.19 No-Third-Party Beneficiary. This Agreement has been entered into solely for the benefit of NationsHealth and ESI, and is not intended to create any legal, equitable, or beneficial interest in any third party or to vest in any third party any interest as to enforcement or performance.
13.20 Interpretation of Plan. NationsHealth will not name or represent that ESI is, and ESI will not be, a Plan Administrator or fiduciary of any prescription drug benefit plan (the “Plan”) as those terms are used in the Employee Retirement Income Security Act (“ERISA”), 29 USC Sec. 1001 et seq., and the regulations promulgated under ERISA.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
13.21 Relationship with Plan Sponsors. [* * *]. NationsHealth further acknowledges and agrees that it has not entered into this Agreement based upon representations by any person other than ESI and that no person, entity or organization other than ESI shall be held accountable or liable to NationsHealth for any of ESI’s obligations to NationsHealth created under this Agreement. This provision shall not create any additional obligations whatsoever on the part of ESI other than those obligations created under other provisions of this Agreement.
13.22 Compliance with Laws. With respect to performance of this Agreement, each party shall abide by all applicable statutes, laws, rules and regulations now in effect or hereinafter enacted, including without limitation: (a) Medicare Part B, (b) laws regarding the provision of insurance, third party administration and primary health care services, including Medicare and Medicaid; (c) the Prescription Drug Marketing Act; (d) the Federal Controlled Substances Act; (e) the Federal Food, Drug and Cosmetics Act; (f) any state laws relating to the dispensing of pharmaceutical products; (g) applicable State Board of Pharmacy regulations, and (h) laws relating to billing or sales practices. Each party shall comply with all governmental regulations, including all reporting and disclosure requirements, with respect to provision of the Services.
13.23 Construction. NationsHealth and ESI have each participated jointly in the negotiation of this Agreement, and each has had the advice of legal counsel to review, comment upon, and draft this Agreement. Accordingly, it is agreed that no rule of construction shall apply against any party or in favor of any party, and any uncertainty or ambiguity shall not be interpreted against any one party and in favor of the other.
13.24 [* * *]
13.25 Construction with Other Documents. In the event of any conflict between applicable law and the terms and conditions of this Agreement, the terms and conditions of the Provider Manual or the terms and conditions of the Operation Guide, applicable law followed by the terms of this Agreement shall prevail. Similarly, to the extent there is a conflict between the terms and conditions of the Provider Manual and the Operation Guide, the terms of the Operation Guide shall prevail.
13.26 Right of First Offer. NationsHealth hereby grants to ESI a binding Right of First Offer as set forth in Exhibit M, attached hereto and incorporated herein by this reference. Such Right of First Offer shall remain in place until the expiration or early termination of this Agreement by ESI.
13.27 Survival. Notwithstanding anything herein to the contrary, all provisions intended to survive the expiration or termination of this Agreement, including Section 3.5 (c) and (d), 3.6-3.7, 3.12, 3.15, 4.2 (c), 4.3, 5.2 (f) and (g), 7.1, 8-9, 13.2, 13.5, 13.8-13.9, 13.11 and 13.13-13.27 shall survive such expiration or termination for any reason. In addition, (a) Section 3.13 shall survive the expiration or termination of this Agreement for a period of [* * *] and (b) upon the expiration or termination of this Agreement the provisions of Section 6.4 relating to the ownership of intellectual property shall survive but the provisions relating to maintenance and sharing of costs shall terminate,
[SIGNATURE PAGE FOLLOWS]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED
BY THE PARTIES
IN WITNESS WHEREOF, the parties have executed and entered into this Agreement as of the date set forth below.

UNITED STATES PHARMACEUTICAL GROUP, LLC dba NATIONSHEALTH, INC.	EXPRESS SCRIPTS, INC.

By: /s/ Glenn M. Parker	/s/ Edward Ignaczak

[* * *],
Printed Name: Glenn M. Parker	[* * *]

Title: CEO

Date: 12/5/08	Date: 12-11-08

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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT A
RESERVED
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

A-1

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT B
MEDICARE PART B PROGRAM DRUGS
AND
MEDICARE PART B PROGRAM SUPPLIES
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

B-1

Exhibit 10.77
EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT C
NATIONSHEALTH PHARMACIES
The following is a list of NationsHealth’s Pharmacies covered by this Agreement (if a location is not listed, then such location is not contracted to participate and will not receive reimbursement from ESI):
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
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Medicare Part B Agreement

C-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT D
Provider Certification
Provider is to seek completion of the Provider Certification from each Pharmacy. GENERAL INFORMATION TODAY’S DATE NCPDP #: INSURANCE CARRIER: (Attach Certificate of Insurance) (Please attach additional list of pharmacies w/ Identical Federal Tax ID) We require comprehensive general liability coverage of OR CHAIN CODE:? $1,000,000 per occurrence/$3,000,000 annual aggregate. A copy of your liability coverage showing these levels must be attached. NPI #: HOURS/DAYS OF SERVICE: LEGAL NAME: MON-FRI: A.M. P.M. DBA NAME: SAT: A.M. — P.M. PHYSICAL _____ SUN: A.M. — P.M. ADDRESS: City: STATE: ZIP: — PHARMACIST IN CHARGE: (Attach copy of License) PHONE: MEDICAID #: FAX: STATE ISSUED FROM: FEDERAL TAX ID: MEDICAID #: STATE ISSUED FROM: STATE TAX ID: STATE ISSUED FROM: STORE FEDERAL DEA #: MEDICARE PART B #: STORE LICENSE #: (Attach copy of License) (Attach copy of License) REMITTANCE ADDRESS (IF DIFFERENT FROM ABOVE) SOFTWARE VENDOR: SWITCHING COMPANY: ADDRESS: CONTACT PERSON: CITY: E-MAIL (If available): STATE, ZIP _____ Pharmacy Website: Provider Directory Information: If you would like the store directory NOTE: It is the responsibility of the provider to notify Express Scripts information to be listed different than above, please contact Express _____ in writing of any changes to their pharmacy information. Scripts Network Contracting & Management at 866-296-9943.
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

D-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT E
Provider Credentialing Representations and Warranties
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
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Medicare Part B Agreement

E-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT F
Notice of New Pharmacy and
Applicability of Credentialing Representations and Warranties
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
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Medicare Part B Agreement

F-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT G
BILLING AND REIMBURSEMENT TO NATIONSHEALTH
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
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Medicare Part B Agreement

G-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT H
ELECTRONIC CHANNEL INFORMATION
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

H-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT I
ADDITIONAL PERFORMANCE STANDARDS
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
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Medicare Part B Agreement

I-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
[* * *]
[* * *]
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
All rights reserved.
Medicare Part B Agreement

I-1-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT J
BUSINESS ASSOCIATE AGREEMENT
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
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Medicare Part B Agreement

J-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT K
NATIONSHEALTH’S CODE OF CONDUCT
[* * *]
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Medicare Part B Agreement

K-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT L
LICENSED MARK AND LOGO OF ESI
[* * *]
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
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Medicare Part B Agreement

L-1

EXECUTION ORIGINAL
This document contains Express Scripts, Inc. proprietary information and/or data. Recipient, by accepting this document, agrees that it will not duplicate, use, or disclose-in whole or in part-this document, or the information contained therein, or any part thereof to others for any other purpose except as specifically authorized in writing by Express Scripts, Inc. EXEMPT FROM PUBLIC DISCLOSURE: Information contained herein is confidential information of Express Scripts, Inc. and is exempt from public disclosure under 5 U.S.C. §552 (b). Do not disclose outside of the recipient organization of the United States Government.
EXHIBIT M
RIGHT TO NOTICE OF OFFER
The parties agree as follows:
1. NationsHealth specifically agrees that within [* * *] of receiving a written offer (a “Written Offer”) to consummate a transaction (as defined in Section 3 of this Exhibit M), it shall provide a written summary of the material economic and other pertinent material terms of such Written Offer (the “Written Offer Summary”) to ESI. ESI shall have seven calendar days (the “Seven Day Review Period”) to review the Written Offer Summary. Until the earlier of the conclusion of the Seven Day Review Period or the date that ESI notifies NationsHealth that it is not interested in consummating a Transaction on similar or better terms than those contained in the Written Offer Summary, NationsHealth shall not consummate a transaction or enter into exclusivity with an interested purchaser. For purposes of clarification, NationsHealth shall have no obligation to ESI under this Right to Notice of Offer after the conclusion of the Seven Day Review Period.
2. [* * *]
3. For purposes of this Exhibit M, “Transaction” shall mean (i) the sale of all or substantially all of the assets of NationsHealth, (ii) the sale or transfer of a majority of the outstanding voting securities of NationsHealth, or (iii) [* * *].
4. [* * *]
5. Notwithstanding anything herein or in the Agreement, in the event it becomes apparent that NationsHealth will complete or it completes a Transaction with any entity that ESI determines to be a competitor of ESI’s, then ESI may terminate this Agreement upon seven (7) days’ advance written notice to NationsHealth and NationsHealth shall cooperate with ESI in transitioning ESI Members to other providers.
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Copyright © 2007 Express Scripts, Inc.	Confidential and Proprietary
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Medicare Part B Agreement

M-1